UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015

Medytox Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54346	90-0902741
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 S. Australian Avenue Suite 800 West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

561-855-1626
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a)           On March 13, 2015, Grant Thornton LLP (“Grant Thornton”) informed Medytox Solutions, Inc. (the “Company”) that it resigned as the Company’s independent registered public accounting firm effective March 13, 2015.

Grant Thornton was engaged by the Company on October 2, 2014. Grant Thornton did not issue any audit reports on the consolidated financial statements of the Company during the time it was engaged as the Company’s independent registered public accounting firm. Accordingly, there were no reports issued by Grant Thornton during the past two years that contained an adverse opinion nor a disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles. From the date Grant Thornton was engaged through March 13, 2015, the date of resignation, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make a reference to the subject matter of the disagreements in connection with its reports.

During the period of Grant Thornton’s engagement from October 2, 2014 through March 13, 2015, no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K have occurred, except that management reported the existence of a material weakness in the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2014 (“Form 10-Q/A”). The subject matter of the material weakness was discussed by management and the Board of Directors with Grant Thornton. Notwithstanding such material weakness, management believes that the condensed consolidated financial statements included in the Form 10-Q/A fairly present in all material respects the Company's financial condition, results of operations and cash flows for the periods and dates presented.

The Company provided Grant Thornton a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree.  A copy of such letter is attached as Exhibit 16.1 to this report.

(b)           On, March 17, 2015, the Company’s Board of Directors engaged Green & Company, CPAs (“Green & Company”) as the Company’s independent registered public accounting firm effective March 17, 2015.

Prior to engaging Green & Company, neither the Company nor anyone acting on the Company's behalf consulted Green & Company regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Travis Green, the managing partner of Green & Company, was previously a partner with DKM Certified Public Accountants (“DKM”), the Company’s prior independent registered public accounting firm from January 10, 2013 through October 2, 2014, which the Company consulted with regularly regarding accounting, auditing or financial reporting issues as DKM rendered its services.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2014, in connection with DKM's audits of the Company's financial statements for the fiscal years ended December 31, 2013 and December 31, 2012, and through the interim period ended October 2, 2014, the Company had no disagreement with DKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of DKM, would have caused DKM to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012. Also, as previously disclosed, during the fiscal years ended December 31, 2013 and December 31, 2012, and through the interim period ended October 2, 2014, no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

ITEM 9.01. Financial Statements and Exhibits

Exhibits

(d)

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP, dated March 19, 2015, to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDYTOX SOLUTIONS, INC.

Dated: March 19, 2015	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer (principal executive officer)

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EXHIBIT INDEX

NUMBER	EXHIBIT
16.1	Letter from Grant Thornton LLP, dated March 19, 2015, to the Securities and Exchange Commission.

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